SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K/A
AMENDED

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: September 15, 2006

Promotora Valle Hermosa Corporation
Promotora Valle Hermoso
1809 E. Broadway St., Ste 346
Oviedo, Fl. 32765
Tel: (407) 435-9715

(Former Name or Former Address, if Changed Since Last Report)
609 Hampshire Lane
Oviedo, FL. 32765
Tel: (407) 435-9715

Commission File Number -----------000-27199

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ྑ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྑ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྑ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྑ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

On July 24, 2006, the reverse split and symbol change for the Promotora Valle Hermoso, Inc. in accordance with the acquisition of Lion-Gri International, Inc. was effective with the issuance of trading symbol PVLH, pursuant to the closing of the transaction under the Exchange Agreement on June 24, 2006 as announced in our current report on Form 8-K filed on June 29, 2006.

Promotora Valle Hermoso Corporation files this amendment to the Form 8-K filed to include the financial statements required by Item 9, pursuant to Item 9(a).

(a) Financial statements of business acquired.

Audited Balance Sheet and related Statement of Operations, Statement of Shareholder's Equity and Statement of Cash Flows for the year ended December 31, 2004 and 2005, and Footnotes to the Financial Statements, are filed as Exhibit 99.1 to this Form 8-K/A.

(c) Exhibits

Exhibit No. Description
- ----------- -----------

99.1.  Promotora Valle Hermoso Inc. Audited Balance Sheet and related Statement of Operations, Statement of Shareholder's Equity and Statement of Cash Flows for the year ended December 31, 2004 and 2005 and Footnotes to the Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Promotora Valle Hermosa Corporation

Date: September 15, 2006	By:	s/ Maria Fernanda Rosales
Maria Fernanda Rosales
President and CEO